SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


      Due to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  November 24, 2003




                   SOUTHWEST GEORGIA FINANCIAL CORPORATION
           -------------------------------------------------------
           (Exact name of registrant as specified in its charter)

            Georgia                  1-12053           58-1392259
    ---------------------------    -----------    -------------------
   (State or other jurisdiction    (Commission     (I.R.S. Employer
    of incorporation)              File Number    Identification No.)

             201 First Street, S.E.  Moultrie, Georgia      31768
      ------------------------------------------------------------------
            (Address of principal executive office)      (Zip Code)



     Registrant's telephone number, including area code: (229) 985-1120

Item 9.  Regulation FD Disclosure
         ------------------------



On November 24, 2003 Southwest Georgia Financial Corporation issued a press release announcing that it and First Bank Holding Company, parent corporation of Sylvester Banking Company, have signed a letter of intent to merge 100% of the common shares of Sylvester Banking Company into Southwest Georgia Bank.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is also deemed to be furnished under Item 12 in accordance with SEC release number 33-8216.







                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Southwest Georgia Financial Corporation
                                  ----------------------------------------
                                  (Registrant)


Date:  November 24, 2003          By:  /s/George R. Kirkland
                                       -------------------------------
                                       George R. Kirkland
                                       Senior Vice President & Treasurer








                                EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

    99.1        Press Release dated November 24, 2003